UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02351

Western Asset Income Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report  |  June 30, 2013

WESTERN ASSET INCOME FUND
(PAI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary objective.

What’s inside

Letter from the president	II

Investment commentary	IV

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	15

Statement of operations	16

Statements of changes in net assets	17

Financial highlights	18

Notes to financial statements	19

Dividend reinvestment plan	29

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Income Fund for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as President of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

___

II	Western Asset Income Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

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Western Asset Income Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

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IV	Western Asset Income Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the

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Western Asset Income Fund	V

Investment commentary (cont’d)

U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationv Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexvi fell 2.44%.

Q. How did the high-yield market perform over the six months ended June 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during the first four months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield market gave back a large portion of previous gains in May and June. All told, the high-yield market gained 1.42% for the six months ended June 30, 2013.

Performance review

For the six months ended June 30, 2013, Western Asset Income Fund returned -3.30% based on its net asset value (“NAV”)viii and -11.01% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield Indexix and the Barclays U.S. Credit Indexx, returned 1.42% and -3.60%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averagexi returned -3.58% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.35 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$14.21 (NAV)	-3.30	%†
$12.87 (Market Price)	-11.01	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*

Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†	Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡	Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

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VI	Western Asset Income Fund

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which are subject to additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

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Western Asset Income Fund	VII

Investment commentary (cont’d)

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

x	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

__

VIII	Western Asset Income Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the Fund’s portfolio as of June 30, 2013 and December 31, 2012, and does not include derivatives such as written options and futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

‡	Represents less than 0.1%.

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Western Asset Income Fund 2013 Semi-Annual Report	1

Spread duration (unaudited)

Economic Exposure — June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

______________________________

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
PAI	— Western Asset Income Fund

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2	Western Asset Income Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

______________________________

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
PAI	— Western Asset Income Fund

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Western Asset Income Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2013

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 94.2%
Consumer Discretionary — 8.3%
Automobiles — 1.9%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	$660,000	$ 833,566
Ford Motor Co., Senior Notes	4.750%	1/15/43	330,000	290,265
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	610,000	661,308
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	410,000	493,875
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	220,000	216,230
Total Automobiles				2,495,244
Internet & Catalog Retail — 0.4%
QVC Inc., Senior Secured Notes	5.125%	7/2/22	400,000	404,216
QVC Inc., Senior Secured Notes	4.375%	3/15/23	200,000	186,554	(a)
Total Internet & Catalog Retail				590,770
Media — 5.0%
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,133,897
Comcast Corp., Notes	6.450%	3/15/37	220,000	263,054
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	201,397
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	270,000	271,350	(a)
News America Inc., Senior Notes	6.550%	3/15/33	545,000	605,762
News America Inc., Senior Notes	7.750%	12/1/45	130,000	168,544
TCI Communications Inc., Senior Debentures	8.750%	8/1/15	160,000	185,029
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	520,000	638,288
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	530,000	624,668
Time Warner Inc., Senior Debentures	7.700%	5/1/32	595,000	756,497
Time Warner Inc., Senior Notes	4.900%	6/15/42	150,000	142,718
UBM PLC, Notes	5.750%	11/3/20	640,000	648,792	(a)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	840,000	868,831
WPP Finance UK, Senior Notes	8.000%	9/15/14	180,000	194,258
Total Media				6,703,085
Multiline Retail — 0.3%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	400,000	419,244
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	160,000	160,800
Gap Inc., Senior Notes	5.950%	4/12/21	730,000	807,400
Total Specialty Retail				968,200
Total Consumer Discretionary				11,176,543
Consumer Staples — 3.1%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	260,000	299,747
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	350,000	388,814	(a)

See Notes to Financial Statements.

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4	Western Asset Income Fund 2013 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Beverages — continued
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	$ 670,000	$ 684,899	(a)
Total Beverages				1,373,460
Food Products — 0.2%
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	200,000	202,538
Tobacco — 1.9%
Altria Group Inc., Senior Notes	9.250%	8/6/19	40,000	52,976
Altria Group Inc., Senior Notes	4.750%	5/5/21	70,000	74,967
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	300,000	367,614
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	270,000	320,375
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	320,000	338,916
Philip Morris International Inc., Senior Notes	6.875%	3/17/14	490,000	512,140
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	260,000	242,641
Reynolds American Inc., Senior Notes	4.750%	11/1/42	720,000	643,006
Total Tobacco				2,552,635
Total Consumer Staples				4,128,633
Energy — 14.5%
Energy Equipment & Services — 0.7%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	170,000	176,375
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	465,904
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	240,000	261,906
Total Energy Equipment & Services				904,185
Oil, Gas & Consumable Fuels — 13.8%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	579,713
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	35,000	40,249
Apache Corp., Senior Notes	6.900%	9/15/18	100,000	121,692
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	213,921
Apache Corp., Senior Notes	5.100%	9/1/40	80,000	80,499
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	91,511
Apache Corp., Senior Notes	4.750%	4/15/43	310,000	294,039
Arch Coal Inc., Senior Notes	7.000%	6/15/19	260,000	216,450
ConocoPhillips, Notes	6.500%	2/1/39	810,000	1,018,982
ConocoPhillips, Senior Notes	6.000%	1/15/20	310,000	368,886
Devon Energy Corp., Senior Notes	5.600%	7/15/41	320,000	331,591
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	380,000	492,047
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	2,000,000	2,112,364
Enbridge Energy Partners LP	9.875%	3/1/19	120,000	156,717
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	250,000	273,125
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	170,000	220,621
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	355,866

See Notes to Financial Statements.

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Western Asset Income Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
EOG Resources Inc., Senior Notes	5.875%	9/15/17	$ 540,000	$ 627,362
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,474,373
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	319,188
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,080,000	1,291,077
Lukoil International Finance BV, Bonds	6.356%	6/7/17	310,000	343,310	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	439,376
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	100,000	94,500	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,635,000	2,766,750
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	420,000	385,284
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	879,000	945,974
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	780,000	779,268
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	176,359
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	322,084
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	310,000	324,408
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	450,000	407,975
Williams Cos. Inc., Debentures	7.500%	1/15/31	47,000	53,546
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	43,214
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	773,775
Total Oil, Gas & Consumable Fuels				18,536,096
Total Energy				19,440,281
Financials — 39.9%
Capital Markets — 6.8%
Bank of New York Mellon Corp., Junior Subordinated Notes	4.500%	6/20/23	270,000	253,800	(b)(c)
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	700,000	646,338	(b)
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	555,000	533,276
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	880,000	699,600	(b)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	40,000	41,664
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	292,965
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	510,000	545,649
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	644,661
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	655,593
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	300,000	338,749
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,000,000	1,076,960
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	320,000	314,996
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	900,000	1,029,496
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	113,346
Morgan Stanley, Senior Notes	6.000%	5/13/14	860,000	894,443
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	107,688
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	100,409

See Notes to Financial Statements.

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6	Western Asset Income Fund 2013 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	$ 480,000	$ 528,837
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	340,000	373,132
Total Capital Markets				9,191,602
Commercial Banks — 11.2%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	304,366	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	1,150,000	1,184,641
CIT Group Inc., Secured Notes	5.250%	4/1/14	370,000	375,550	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	570,000	585,453
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	470,000	449,448
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	560,000	592,900	(a)(b)(c)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,350,000	1,357,425	(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,240,000	1,242,786	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	610,000	585,729
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	570,000	593,160	(a)(c)
Mizuho Financial Group Cayman Ltd., Subordinated Notes	5.790%	4/15/14	550,000	570,797	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	510,000	523,362	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	708,000	908,010	(a)(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,140,000	1,043,100	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	580,000	593,022
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	170,000	170,425
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	740,000	704,162
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,250,000	1,185,891
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	480,000	504,297
Standard Chartered PLC, Subordinated Notes	3.950%	1/11/23	260,000	241,864	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/12/13	1,190,000	1,167,688	(b)(c)
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	130,000	128,050
Total Commercial Banks				15,012,126
Consumer Finance — 3.9%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	1,551,000	1,589,775
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	227,632
American Express Co., Subordinated Debentures	6.800%	9/1/66	370,000	394,975	(b)
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	270,918
General Motors Financial Co. Inc., Senior Notes	2.750%	5/15/16	180,000	177,075	(a)
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	140,000	136,150	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	160,000	149,000	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,300,000	1,437,214
SLM Corp., Senior Notes	7.250%	1/25/22	830,000	871,500
Total Consumer Finance				5,254,239

See Notes to Financial Statements.

__

Western Asset Income Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — 13.7%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	$ 820,000	$ 770,800	(b)(c)
Bank of America Corp., Senior Notes	6.500%	8/1/16	70,000	78,921
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	84,124
Bank of America Corp., Senior Notes	5.625%	7/1/20	30,000	33,029
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	357,763
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	41,000	41,619
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	550,000	515,625	(b)(c)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	400,000	398,040	(b)(c)
Citigroup Inc., Senior Notes	6.375%	8/12/14	620,000	654,274
Citigroup Inc., Senior Notes	5.500%	10/15/14	270,000	283,981
Citigroup Inc., Senior Notes	6.010%	1/15/15	210,000	224,264
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,280,000	1,612,835
Citigroup Inc., Senior Notes	8.125%	7/15/39	450,000	594,333
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	264,070
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	800,000	768,885
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	400,000	359,253
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	550,000	538,499
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	600,000	637,500	(b)(c)
General Electric Capital Corp., Notes	5.300%	2/11/21	530,000	581,395
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	600,000	628,332
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	890,000	1,096,837
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	770,000	800,800	(b)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.680%	12/21/65	470,000	399,500	(a)(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	790,000	718,900	(a)(b)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	260,000	244,400	(a)(b)
ING US Inc., Senior Notes	5.500%	7/15/22	760,000	808,449	(a)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	190,000	211,612
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	470,000	529,925
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	133,575
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	213,512
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	700,000	773,500	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	410,000	390,525	(b)(c)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	720,000	812,169
UFJ Finance Aruba AEC, Subordinated Notes	6.750%	7/15/13	355,000	355,718
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,440,000	1,540,800	(a)(b)
Total Diversified Financial Services				18,457,764
Insurance — 4.1%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	480,000	518,400	(b)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	80,000	81,700

See Notes to Financial Statements.

__
8	Western Asset Income Fund 2013 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
American International Group Inc., Senior Notes	6.400%	12/15/20	$ 90,000	$ 104,372
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	242,000
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	199,396
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000	184,300	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.884%	9/30/13	870,000	835,200	(b)(c)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	70,000	82,075	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	597,136	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,150,000	1,175,875
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	340,000	408,000	(b)
Prudential Holdings LLC, Bonds, AGM-Insured	7.245%	12/18/23	260,000	319,056	(a)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	400,000	488,497	(a)
Willis North America Inc., Senior Notes	5.625%	7/15/15	230,000	246,806
Total Insurance				5,482,813
Real Estate Investment Trusts (REITs) — 0.1%
Health Care REIT Inc., Senior Notes	5.875%	5/15/15	130,000	140,649
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	160,000	168,787
Total Financials				53,707,980
Health Care — 3.7%
Biotechnology — 0.8%
Amgen Inc., Senior Notes	5.150%	11/15/41	580,000	577,645
Gilead Sciences Inc., Senior Notes	4.400%	12/1/21	220,000	236,244
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	240,000	266,935
Total Biotechnology				1,080,824
Health Care Equipment & Supplies — 0.4%
Baxter International Inc., Senior Notes	3.200%	6/15/23	560,000	549,292
Health Care Providers & Services — 1.6%
Aetna Inc., Senior Notes	6.500%	9/15/18	240,000	284,307
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	30,000	27,320
HCA Inc., Senior Notes	5.750%	3/15/14	65,000	66,300
Humana Inc., Senior Notes	6.450%	6/1/16	220,000	249,256
Humana Inc., Senior Notes	8.150%	6/15/38	190,000	253,531
Humana Inc., Senior Notes	4.625%	12/1/42	120,000	107,550
Tenet Healthcare Corp., Senior Secured Notes	4.500%	4/1/21	560,000	522,200	(a)
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	35,540
UnitedHealth Group Inc., Senior Notes	4.250%	3/15/43	350,000	319,309
WellPoint Inc., Notes	5.875%	6/15/17	290,000	329,485
Total Health Care Providers & Services				2,194,798

See Notes to Financial Statements.

__

Western Asset Income Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — 0.9%
AbbVie Inc., Senior Notes	4.400%	11/6/42	$ 270,000	$ 250,793	(a)
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	860,000	819,240	(a)
Zoetis Inc., Senior Notes	4.700%	2/1/43	160,000	149,418	(a)
Total Pharmaceuticals				1,219,451
Total Health Care				5,044,365
Industrials — 5.9%
Aerospace & Defense — 1.0%
Esterline Technologies Corp., Senior Notes	7.000%	8/1/20	750,000	804,375
Exelis Inc., Senior Notes	5.550%	10/1/21	520,000	528,260
Total Aerospace & Defense				1,332,635
Airlines — 1.7%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	220,000	221,034	(a)
British Airways PLC, Secured Notes	5.625%	6/20/20	140,000	140,532	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	98,238	107,324
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	221,409	257,388
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	166,955	186,155
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	118,762	132,123
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	99,573	114,509
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	170,000	174,675
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	140,000	141,400
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	187,299	219,140
United Airlines Inc., Senior Secured Notes	7.256%	3/15/20	157,448	171,618
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	359,351	377,319
Total Airlines				2,243,217
Commercial Services & Supplies — 0.6%
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	147,135
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	362,312
Waste Management Inc., Senior Notes	7.750%	5/15/32	250,000	330,120
Total Commercial Services & Supplies				839,567
Electrical Equipment — 0.7%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,070,000	960,001	(a)
Industrial Conglomerates — 0.6%
General Electric Co., Senior Notes	4.125%	10/9/42	660,000	614,127
United Technologies Corp., Senior Notes	6.125%	2/1/19	200,000	237,263
Total Industrial Conglomerates				851,390

See Notes to Financial Statements.

__
10	Western Asset Income Fund 2013 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Machinery — 0.7%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	$ 790,000	$ 900,785
Marine — 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	289,000	287,555
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	350,000	321,297
Kansas City Southern Railway, Senior Notes	4.300%	5/15/43	270,000	243,257	(a)
Total Road & Rail				564,554
Total Industrials				7,979,704
Information Technology — 0.9%
Computers & Peripherals — 0.2%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	310,000	310,028
Internet Software & Services — 0.1%
VeriSign Inc., Senior Notes	4.625%	5/1/23	150,000	145,500	(a)
IT Services — 0.3%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	420,000	474,354
Semiconductors & Semiconductor Equipment — 0.1%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	110,000	129,250
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	210,000	214,200	(a)
Total Information Technology				1,273,332
Materials — 7.5%
Chemicals — 1.0%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	1,007,459
Dow Chemical Co., Senior Notes	4.375%	11/15/42	170,000	150,459
Ecolab Inc., Senior Notes	5.500%	12/8/41	140,000	152,876
Total Chemicals				1,310,794
Containers & Packaging — 0.8%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	470,000	497,618
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	460,000	474,108
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	80,000	77,083
Total Containers & Packaging				1,048,809
Metals & Mining — 5.5%
ArcelorMittal, Senior Notes	4.250%	2/25/15	340,000	342,550
ArcelorMittal, Senior Notes	5.000%	2/25/17	10,000	10,125
Barrick Gold Corp., Notes	4.100%	5/1/23	200,000	167,091	(a)
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	1,130,000	867,551
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	110,000	105,095
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	480,000	462,532
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	430,000	387,600
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	50,000	45,315

See Notes to Financial Statements.

__

Western Asset Income Fund 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	$ 740,000	$ 747,400	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	5.450%	3/15/43	120,000	105,822	(a)
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	630,000	569,967	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	660,000	857,401
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	158,957
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	385,672
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	140,000	148,050	(a)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,148,000	1,162,336
Vedanta Resources PLC, Senior Notes	7.125%	5/31/23	200,000	189,000	(a)
Xstrata Finance Canada Ltd., Senior Notes	4.250%	10/25/22	260,000	236,047	(a)
Xstrata Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	430,605	(a)
Total Metals & Mining				7,379,116
Paper & Forest Products — 0.2%
Georgia-Pacific Corp.	7.375%	12/1/25	250,000	318,367
Total Materials				10,057,086
Telecommunication Services — 6.1%
Diversified Telecommunication Services — 4.3%
AT&T Inc., Global Notes	6.550%	2/15/39	1,230,000	1,412,360
AT&T Inc., Senior Notes	5.550%	8/15/41	500,000	520,602
AT&T Inc., Senior Notes	4.300%	12/15/42	14,000	12,192
British Telecommunications PLC, Bonds	9.625%	12/15/30	330,000	496,797
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	160,000	177,867
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	247,184
Qwest Corp., Debentures	6.875%	9/15/33	1,000,000	967,500
Telecom Italia Capital SpA, Senior Notes	7.200%	7/18/36	20,000	19,696
Telecom Italia Capital SpA, Senior Notes	7.721%	6/4/38	390,000	395,772
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	230,000	236,880
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	230,000	248,298
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	250,000	256,275
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	120,000	131,747
Verizon Communications Inc., Senior Notes	5.850%	9/15/35	570,000	622,605
Total Diversified Telecommunication Services				5,745,775
Wireless Telecommunication Services — 1.8%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	919,221
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	311,202
Softbank Corp., Senior Notes	4.500%	4/15/20	610,000	587,888	(a)
Sprint Capital Corp., Global Notes	6.900%	5/1/19	330,000	343,200
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	275,652
Total Wireless Telecommunication Services				2,437,163
Total Telecommunication Services				8,182,938

See Notes to Financial Statements.

__
12	Western Asset Income Fund 2013 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 4.3%
Electric Utilities — 2.7%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	$ 500,000	$ 515,915
Enersis SA, Notes	7.400%	12/1/16	452,000	520,098
FirstEnergy Corp., Notes	7.375%	11/15/31	320,000	337,471
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	160,000	148,658
IPALCO Enterprises Inc., Senior Secured Notes	5.000%	5/1/18	470,000	484,100
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	163,230
PNPP II Funding Corp.	9.120%	5/30/16	827,000	855,160
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	390,000	616,288
Total Electric Utilities				3,640,920
Gas Utilities — 0.2%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	170,000	193,714	(a)
Multi-Utilities — 1.4%
CenterPoint Energy Inc., Senior Notes	6.850%	6/1/15	1,150,000	1,269,098
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	250,000	326,559
DTE Energy Co., Senior Notes	6.350%	6/1/16	260,000	296,789
Total Multi-Utilities				1,892,446
Total Utilities				5,727,080
Total Corporate Bonds & Notes (Cost — $119,857,959)				126,717,942
Asset-Backed Securities — 0.3%
SLM Student Loan Trust, 2011-A A3 (Cost — $330,000)	2.693%	1/15/43	330,000	341,559	(a)(b)
Collateralized Mortgage Obligations — 0.2%
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.128%	9/25/37	167,629	164,153	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.098%	9/25/37	161,583	166,888	(b)
Total Collateralized Mortgage Obligations (Cost — $326,425)				331,041
Municipal Bonds — 0.4%
California — 0.1%
University of California Revenue	4.062%	5/15/33	150,000	139,963
Illinois — 0.3%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	20,000	24,004
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	310,000	322,685
Total Illinois				346,689
Pennsylvania — 0.0%
Philadelphia, PA, Authority For Industrial Development, City Service Agreement Revenue, Taxable	3.964%	4/15/26	60,000	55,240
Total Municipal Bonds (Cost — $592,577)				541,892
Sovereign Bonds — 1.7%
Canada — 0.7%
Quebec Province	7.970%	7/22/36	650,000	952,376

See Notes to Financial Statements.

__

Western Asset Income Fund 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Mexico — 0.0%
United Mexican States, Senior Notes	4.750%	3/8/44	$ 30,000	$ 26,700
Russia — 0.2%
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	200,000	205,200	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	40,230	47,120	(a)
Total Russia				252,320
Turkey — 0.4%
Republic of Turkey, Notes	6.000%	1/14/41	300,000	299,250
Republic of Turkey, Notes	4.875%	4/16/43	280,000	240,800
Total Turkey				540,050
Venezuela — 0.4%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	500,000	446,250	(a)
Total Sovereign Bonds (Cost — $2,074,314)				2,217,696
U.S. Government & Agency Obligations — 0.0%
U.S. Government Obligations — 0.0%
U.S. Treasury Bonds (Cost — $57,941)	3.125%	2/15/43	60,000	56,006

			Shares
Preferred Stocks — 1.7%
Financials — 1.7%
Commercial Banks — 0.1%
U.S. Bancorp	5.150%		4,292	100,647
Consumer Finance — 1.3%
GMAC Capital Trust I	8.125%		67,500	1,758,375	(b)
Diversified Financial Services — 0.3%
Citigroup Capital XIII	7.875%		15,253	424,796	(b)
Total Preferred Stocks (Cost — $2,118,551)				2,283,818
Total Investments — 98.5% (Cost — $125,357,767#)				132,489,954
Other Assets in Excess of Liabilities — 1.5%				1,970,446
Total Net Assets — 100.0%				$134,460,400

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	Security has no maturity date. The date shown represents the next call date.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corp.
GO	— General Obligation
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

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14	Western Asset Income Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $125,357,767)	$132,489,954
Cash	151,050
Interest and dividends receivable	1,854,545
Deposits with brokers for open futures contracts	396,056
Receivable for securities sold	315,600
Prepaid expenses	55,183
Other receivable	13,944
Total Assets	135,276,332

Liabilities:
Payable for securities purchased	693,241
Investment management fee payable	59,238
Payable to broker — variation margin on open futures contracts	18,371
Accrued expenses	45,082
Total Liabilities	815,932
Total Net Assets	$134,460,400

Net Assets:
Par value ($0.01 par value; 20,000,000 shares authorized, 9,462,123 shares issued and outstanding) (Note 5)	$ 94,621
Paid-in capital in excess of par value	142,816,553
Undistributed net investment income	458,578
Accumulated net realized loss on investments and futures contracts	(16,213,885)
Net unrealized appreciation on investments and futures contracts	7,304,533
Total Net Assets	$134,460,400

Shares Outstanding	9,462,123

Net Asset Value	$14.21

See Notes to Financial Statements.

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Western Asset Income Fund 2013 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$ 3,805,501
Dividends	117,296
Total Investment Income	3,922,797

Expenses:
Investment management fee (Note 2)	372,810
Transfer agent fees	23,254
Audit and tax	22,490
Taxes, other than federal income taxes	20,177
Legal fees	17,966
Shareholder reports	17,499
Fund accounting fees	13,196
Stock exchange listing fees	12,477
Directors’ fees	4,121
Custody fees	2,588
Miscellaneous expenses	4,470
Total Expenses	511,048
Less: Fee waivers and/or expense reimbursements (Note 2)	(12,001)
Net Expenses	499,047
Net Investment Income	3,423,750

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	146,051
Futures contracts	946,540
Net Realized Gain	1,092,591
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(9,174,880)
Futures contracts	26,362
Change in Net Unrealized Appreciation (Depreciation)	(9,148,518)
Net Loss on Investments and Futures Contracts	(8,055,927)
Decrease in Net Assets from Operations	$(4,632,177)

See Notes to Financial Statements.

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16	Western Asset Income Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$ 3,423,750	$ 6,933,608
Net realized gain (loss)	1,092,591	(3,704,052)
Change in net unrealized appreciation (depreciation)	(9,148,518)	15,685,802
Increase (Decrease) in Net Assets From Operations	(4,632,177)	18,915,358

Distributions to Shareholders From (Note 1):
Net investment income	(3,264,301)	(6,779,436)
Decrease in Net Assets From Distributions to Shareholders	(3,264,301)	(6,779,436)

Fund Share Transactions:
Reinvestment of distributions (2,329 and 19,888 shares issued, respectively)	34,889	290,957
Increase in Net Assets From Fund Share Transactions	34,889	290,957
Increase (Decrease) in Net Assets	(7,861,589)	12,426,879

Net Assets:
Beginning of period	142,321,989	129,895,110
End of period*	$134,460,400	$142,321,989
* Includes undistributed net investment income of:	$458,578	$299,129

See Notes to Financial Statements.

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Western Asset Income Fund 2013 Semi-Annual Report	17

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2013[1]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$15.04	$13.76	$13.82	$13.21	$10.66	$15.13

Income (loss) from operations:
Net investment income[2]	0.36	0.73	0.77	0.79	0.83	0.98
Net realized and unrealized gain (loss)	(0.84)	1.27	(0.08)	0.61	2.66	(4.47)
Total income (loss) from operations	(0.48)	2.00	0.69	1.40	3.49	(3.49)

Less distributions from:
Net investment income	(0.35)	(0.72)	(0.75)	(0.79)	(0.94)	(0.94)
Net realized gains	—	—	—	—	—	(0.04)
Total distributions	(0.35)	(0.72)	(0.75)	(0.79)	(0.94)	(0.98)

Net asset value, end of period	$14.21	$15.04	$13.76	$13.82	$13.21	$10.66

Market price, end of period	$12.87	$14.82	$13.81	$12.89	$12.75	$10.49
Total return, based on NAV[3,4]	(3.30)%	14.84%	5.04%	10.86%	34.41%	(24.05)%
Total return, based on Market Price[5]	(11.01)%	12.76%	13.32%	7.28%	31.75%	(15.82)%

Net assets, end of period (000s)	$134,460	$142,322	$129,895	$130,458	$124,549	$100,105

Ratios to average net assets:
Gross expenses	0.73%[6]	0.72%	0.76%	0.78%	0.89%	0.91%
Net expenses[7,8]	0.71 [6]	0.70	0.74	0.76	0.86	0.89
Net investment income	4.90 [6]	5.06	5.55	5.78	7.07	7.32

Portfolio turnover rate	31%	90%	56%	42%	45%	17%

1    For the six months ended June 30, 2013 (unaudited).

2    Per share amounts have been calculated using the average shares method.

3    Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4    The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5    The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6    Annualized.

7    Reflects fee waivers and/or expense reimbursements.

8    The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

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18	Western Asset Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund seeks high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the

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Western Asset Income Fund 2013 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•       Level 1 — quoted prices in active markets for identical investments

•       Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•       Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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20	Western Asset Income Fund 2013 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$126,717,942	—	$126,717,942
Asset-backed securities	—	341,559	—	341,559
Collateralized mortgage obligations	—	331,041	—	331,041
Municipal bonds	—	541,892	—	541,892
Sovereign bonds	—	2,217,696	—	2,217,696
U.S. government & agency obligations	—	56,006	—	56,006
Preferred stocks	$2,283,818	—	—	2,283,818
Total long-term investments	$2,283,818	$130,206,136	—	$132,489,954
Other financial instruments:
Futures contracts	$ 470,353	—	—	$ 470,353
Total	$2,754,171	$130,206,136	—	$132,960,307

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$298,007	—	—	$298,007

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

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Western Asset Income Fund 2013 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent

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22	Western Asset Income Fund 2013 Semi-Annual Report

features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

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Western Asset Income Fund 2013 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

During the six months ended June 30, 2013, fees waivers and/or expenses reimbursed amounted to $12,001.

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA a monthly fee of $3,000, an annual rate of $36,000.

LMPFA and WAML are wholly-owned subsidiaries of Legg Mason, Inc.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$39,926,626	$4,679,391
Sales	38,046,823	4,626,528

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24	Western Asset Income Fund 2013 Semi-Annual Report

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 9,671,567
Gross unrealized depreciation	(2,539,380)
Net unrealized appreciation	$ 7,132,187

At June 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	7	9/13	$ 1,540,867	$ 1,540,000	$ (867)
U.S. Treasury 5-Year Notes	129	9/13	15,890,982	15,615,047	(275,935)
U.S. Treasury 10-Year Notes	3	9/13	377,572	379,688	2,116
U.S. Treasury Ultra Long-Term Bonds	3	9/13	463,143	441,938	(21,205)
					(295,891)
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	105	9/13	14,731,831	14,263,594	468,237
Net unrealized gain on open futures contracts					$ 172,346

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES1

Interest Rate Risk
Futures contracts[2]	$470,353

LIABILITY DERIVATIVES1

Interest Rate Risk
Futures contracts[2]	$298,007

1   Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2   Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information

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Western Asset Income Fund 2013 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Interest Rate Risk
Futures contracts	$946,540

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Interest Rate Risk
Futures contracts	$26,362

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$16,879,890
Futures contracts (to sell)	19,392,676

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets & Liabilities[1]	Collateral Pledged	Net Amount
Futures contracts[2]	$18,371	—	$18,371

1  Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.

2  Amount represents the current day’s variation margin as reported in the Statement of Assets & Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Common shares

Of the 9,462,123 shares of common stock outstanding at June 30, 2013, the Investment Adviser owned 28,673 shares.

6. Director compensation

Each Director of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset or WAML receives an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving in such capacity. The Chairman

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26	Western Asset Income Fund 2013 Semi-Annual Report

of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company’s average annual net assets.

Director Ronald Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

7. Distributions subsequent to June 30, 2013

On May 23, 2013, the Fund’s Board of Directors declared three distributions, each in the amount of $0.0575 per share, payable July 26, 2013, August 30, 2013 and September 27, 2013 to shareholders of record on July 19, 2013, August 23, 2013 and September 20, 2013, respectively.

8. Capital loss carryforward

As of December 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$ (5,547,019)*
12/31/2016	(676,492)
12/31/2017	(10,616,218)
12/31/2018	(227,490)
$(17,067,219)

These amounts will be available to offset any future taxable capital gains.

*  Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the

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Western Asset Income Fund 2013 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

10. Shareholder meeting results

The Fund’s annual meeting of shareholders was held on May 22, 2013. Of the 9,462,123 common shares outstanding, the following shares were voted in the meeting:

Election of Directors:	For	Withheld
Robert Abeles, Jr	8,161,985	248,041
Ronald J. Arnault	8,120,687	289,339
Anita L. DeFrantz	8,096,007	314,019
Kenneth D. Fuller	8,155,969	254,057
Avedick B. Poladian	8,142,236	267,790
Ronald L. Olson	8,163,023	247,003
William E.B. Siart	8,148,001	262,025
Jaynie M. Studenmund	8,104,252	305,774

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28	Western Asset Income Fund 2013 Semi-Annual Report

Dividend reinvestment plan

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders

__

Western Asset Income Fund	29

Dividend reinvestment plan (cont’d)

should contact the company holding their account for further information regarding deadlines that might apply.

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, N.Y. 11219 — Investor Relations, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

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30	Western Asset Income Fund

Western Asset Income Fund

Directors	Western Asset Income Fund	Legal counsel
William E. B. Siart	620 Eighth Avenue	Ropes & Gray LLP
Chairman	49th Floor	1211 Avenue of the Americas
Kenneth D. Fuller*	New York, NY 10018	New York, NY 10036
Robert Abeles, Jr*
Ronald J. Arnault	Investment advisers	Transfer agent
Anita L. DeFrantz	Western Asset Management Company	American Stock Transfer & Trust Company
Ronald L. Olson	Western Asset Management Company Limited	5201 15th Avenue
Avedick B. Poladian		Brooklyn, NY 11219
Jaynie M. Studenmund	Custodian
	State Street Bank and Trust Company	New York Stock Exchange Symbol
Officers	1 Lincoln Street	PAI
Kenneth D. Fuller*	Boston, MA 02111
President and Chief Executive Officer
Richard F. Sennett	Independent registered public accounting firm
Principal Financial Officer	PricewaterhouseCoopers LLP
Todd F. Kuehl	100 East Pratt Street
Chief Compliance Officer	Baltimore, MD 21202
Robert I. Frenkel
Secretary and Chief Legal Officer
Erin K. Morris
Treasurer

*  Effective May 22, 2013, Mr. Abeles became a Director and Mr. Fuller became a Director, President and Chief Executive Officer.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Income Fund

Western Asset Income Fund
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WASX012841 8/13 SR13-1997

ITEM 2.                                                  CODE OF ETHICS.

Not applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)             Registrant has a separately — designated standing Audit Committee established in accordance with Section 3(a)(58)(A)of the Exchange Act.  The Audit Committee consists of the following Board members:

Ronald J. Arnault

Robert Abeles

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)             Not applicable

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                  INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within

90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.                                           EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Income Fund

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Income Fund

Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Income Fund

Date:	August 28, 2013

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Income Fund

Date:	August 28, 2013